SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Variable Insurance Products Fund V
(Name of Registrant as Specified In Its Charter)

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	(2)	Aggregate number of securities to which transaction applies:

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I M P O R T A N T

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Variable Insurance Products Fund V

Dear Shareholder:

A special meeting of shareholders of Variable Insurance Products Fund V (the trust) will be held on October 18, 2023. Appendix A in the enclosed proxy statement contains a list of the funds in the trust (the funds). The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the funds and your investment in them. As a shareholder and a valued Fidelity customer, you can make your voice heard.

Proxy campaigns are costly, so your timely vote will help to control expenses that are borne by shareholders. This letter and accompanying proxy statement contain important information about the proposal and the materials to use when casting your vote.

Please read the proxy materials and cast your vote on the proxy card(s) or voting instruction form(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal to elect a Board of Trustees has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the proposal is in the best interests of shareholders. They recommend that you vote for the proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is also described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) or voting instruction form(s) enclosed in this package. Be sure to sign the card(s) or form(s) before mailing them in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We will be glad to help you submit your vote. Thank you for voting your shares and for your confidence in entrusting Fidelity with your investments.

Sincerely,

Abigail P. Johnson

Chairman, Board of Trustees

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. We have provided a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

Have the funds’ Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

General Questions on the Proxy

Who is Broadridge Financial Solutions, Inc.?

Broadridge Financial Solutions, Inc. is a third party proxy vendor that has been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. The trust attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date, with fractional dollar amounts entitled to a proportional fractional vote. The record date is August 21, 2023.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form(s) and mailing them in the enclosed postage-paid envelope. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

FIAAV23-PXL-0823 1.9910175.100

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on October 18, 2023

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at

www.proxyvote.com/proxy.

VARIABLE INSURANCE PRODUCTS FUND V

245 SUMMER STREET, BOSTON, MASSACHUSETTS 02210

1-877-208-0098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trust (the trust) will be held on October 18, 2023, at 8:00 a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trust (the funds).

The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect a Board of Trustees.

The Board of Trustees has fixed the close of business on August 21, 2023, as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

MARGARET CAREY Secretary

August 21, 2023

Your vote is important – please vote your shares promptly.

The Meeting will be held in a virtual format only. Variable product owners, who have a voting interest in variable accounts holding shares of the trust, are invited to attend the Meeting by means of remote audio communication. You will not be able to attend the Meeting in person. To participate in the Meeting, you must register at https://viewproxy.com/fidelityfunds/broadridgevsm/. You will be required to enter your name, an email address, and the control number found on your proxy card, voting instruction form, or notice you previously received. If you have lost or misplaced your control number, call Fidelity at 1-877-208-0098 to verify your identity and obtain your control number. Requests for registration must be received no later than 5:00 p.m. ET on Tuesday, October 17, 2023. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the Meeting. A separate email will follow containing a password to enter at the event link in order to access the Meeting. You may vote during the Meeting at www.proxyvote.com/proxy. You will need your control number to vote.

Questions from shareholders to be considered at the Meeting must be submitted to Broadridge at https://viewproxy.com/fidelityfunds/broadridgevsm/ no later than 8:00 a.m. ET on Tuesday, October 17, 2023.

Any variable product owner who does not expect to virtually attend the Meeting is urged to vote using the touch tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card or voting instruction form, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in responding promptly, no matter how large or small your voting interest may be. If you wish to wait until the Meeting to vote your shares, you will need to follow the instructions available on the Meeting’s website during the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

OR VOTING INSTRUCTION FORM

The following general rules for executing proxy cards or voting instruction forms may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card or voting instruction form properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card or voting instruction form. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR

THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card, voting instruction form, or notice handy.
2.	Call the toll-free number or visit the web site indicated on your proxy card, voting instruction form, or notice.
3.	Enter the number found in either the box on the front of your proxy card, voting instruction form, or on the proposal page(s) of your notice.
4.	Follow the recorded or on-line instructions to cast your vote up until 11:59 p.m. ET on October 17, 2023.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

VARIABLE INSURANCE PRODUCTS FUND V

TO BE HELD ON OCTOBER 18, 2023

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trust (the trust) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on October 18, 2023 at 8:00 a.m. ET. The Board of Trustees and Fidelity Management & Research Company LLC (FMR), each fund’s investment adviser, have determined that the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person. Appendix A contains a list of the funds in the trust (the funds).

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of the Notice of Internet Availability of Proxy Materials and the distribution of this Proxy Statement and the accompanying proxy card or voting instruction form on or about August 21, 2023. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Broadridge Financial Services, Inc. (Broadridge) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trust. The funds may also arrange to have votes recorded by telephone. Broadridge may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix B.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

Some shareholders will not automatically receive a copy of this entire Proxy Statement in the mail, but will instead receive a notice that informs them of how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. However, they can access the proxy materials at www.proxyvote.com/proxy to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

Unless otherwise indicated in Appendix A, the expenses in connection with preparing this Proxy Statement, its enclosures, and all solicitations will be paid by each fund. For a fund whose management contract with FMR obligates FMR to pay certain fund level expenses, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMR. FMR will reimburse insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, each fund’s investment adviser, is 245 Summer Street, Boston, Massachusetts 02210. Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are included in Appendix C. The principal business address of Fidelity Distributors Company LLC, each fund’s principal underwriter and distribution agent, is 900 Salem Street, Smithfield, Rhode Island 02917.

If the enclosed proxy or voting instruction form is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy or voting instruction form, by the trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the virtual Meeting.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy or voting instruction form, it will be voted FOR the matters specified on the proxy or voting instruction form. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum. Most insurance company variable accounts will vote all of their shares in the same proportion as the voting instructions actually received from variable product owners. See Page 3.

One-third of the trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of June 30, 2023 are indicated in Appendix D.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, is included in Appendix E.

Certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR Proposal 1. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with

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instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted. Shareholders of record at the close of business on August 21, 2023 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

Shares of the trust are currently sold only to life insurance companies. Each company holds its shares in a separate account (the Variable Account), which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Meeting in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on August 21, 2023, will be entitled to submit instructions to their company.

Fund shares held in a Variable Account for which no timely instructions are received will be voted by most companies in proportion to the voting instructions that are received with respect to all contracts participating in a Variable Account. This means that a small number of votes could determine the outcome.

Accordingly, if you wish to vote, you should complete the enclosed proxy card or voting instruction form as a participant in a Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the Meeting and voting in person.

For a free copy of each fund’s annual and/or semiannual reports, call Fidelity at 1-877-208-0098, visit Fidelity’s web site at institutional.fidelity.com, or write to Fidelity Distributors Company LLC at 900 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the applicable trust present or represented by proxy at the Meeting. With respect to Proposal 1, votes to ABSTAIN will have no effect.

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PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have determined that the number of Trustees shall be fixed at 13 for the trust. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date.

Appendix F shows the composition of the Board of Trustees of the trust and the length of service of each Trustee and Member of the Advisory Board. Except for Laura M. Bishop, Robert W. Helm, Carol J. Zierhoffer, and Christine J. Thompson, all nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Certain nominees were previously elected by shareholders to serve as Trustees of the trust, while other nominees were initially appointed by the Trustees and have not yet been elected by shareholders of the trust. Ms. Bishop, Mr. Helm, and Ms. Zierhoffer are currently Members of the Advisory Board of the trust. Ms. Bishop, Mr. Helm, and Ms. Zierhoffer were selected by the trust’s Governance and Nominating Committee and were appointed as Members of the Advisory Board effective September 1, 2022, June 1, 2021, and March 1, 2023, respectively. With respect to the nominees not previously elected by shareholders of the trust, the trust’s Governance and Nominating Committee identified Ann E. Dunwoody, Mark A. Murray and Mr. Helm as candidates, an executive officer of FMR recommended Jennifer Toolin McAuliffe and Ms. Thompson as nominees, and a third-party search firm retained by the Independent Trustees recommended Ms. Bishop and Ms. Zierhoffer as nominees. The Governance and Nominating Committee has recommended all Independent Trustee candidates.

Except for Ms. Bishop, Mr. Helm, Ms. Zierhoffer, and Ms. Thompson, each of the nominees currently oversees 313 Fidelity funds. If elected, each nominee will oversee 313 Fidelity funds upon effectiveness of their election with respect to the trust.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

*	Determined to be an “Interested Nominee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
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Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.

Christine J. Thompson (1958)

Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity funds.

+	The information includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.
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Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Laura M. Bishop (1961)

Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).

Ann E. Dunwoody (1953)

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies,

+	The information includes the nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.
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Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Robert W. Helm (1957)

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon.

Arthur E. Johnson (1947)

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development

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of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Chairman (2018-2021) and Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Mark A. Murray (1954)

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

Carol J. Zierhoffer (1960)

Ms. Zierhoffer also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of

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Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016).

As of June 30, 2023, because certain funds’ total outstanding shares were held by FMR and/or another entity or entities of which FMR LLC is the ultimate parent, Abigail P. Johnson may be deemed to be a beneficial owner of these shares by virtue of her ownership interest in FMR LLC. These funds and the beneficial ownership interests of FMR and/or another entity or entities of which FMR LLC is the ultimate parent are listed in Appendix H.

As of June 30, 2023, the Trustees and nominees for election as Trustee and the officers of the trust and each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares.

During the period September 1, 2021 through June 30, 2023, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Appendix G sets forth the number of Board meetings held during each fund’s last fiscal year.

For more information about the current Trustees who are not nominees in this Proxy Statement, refer to the section entitled “Trustees, Advisory Board Members, and Officers of the Funds.” For information about the funds’ Board structure and risk oversight function, and current standing committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Funds’ Trustees.”

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The dollar range of equity securities beneficially owned as of June 30, 2023 by each nominee and Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee or Trustees is included in Appendix H.

Trustee compensation information for each fund covered by this Proxy Statement is included in Appendix I.

The Board of Trustees recommends that shareholders vote FOR the Proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

TRUSTEES, ADVISORY BOARD MEMBERS, AND

OFFICERS OF THE FUNDS

Appendix F shows the composition of the Board of Trustees of the trust and the Advisory Board Members, if any, of the trust. The executive officers of the funds include: Heather Bonner, Craig S. Brown, John J. Burke III, Margaret Carey, David J. Carter, Jonathan Davis, Laura M. Del Prato, Robin Foley, Christopher M. Gouveia, Colm A. Hogan, William Irving, Chris Maher, Brett Segaloff, Stacie M. Smith, and Jim Wegmann. Additional information about Ms. Acton, Ms. Dunwoody, Mr. Engler, Mr. Gartland, Mr. Johnson, Mr. Kenneally, and Mr. Murray, can be found in Proposal 1. Additional information about the officers of the funds can be found in the following table.

Advisory Board Members and Officers:

The officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation

Laura M. Bishop (1961)

Year of Election or Appointment: 2022

Member of the Advisory Board

Ms. Bishop also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting).

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Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon.

Carol J. Zierhoffer (1960)

Year of Election or Appointment: 2023

Member of the Advisory Board

Ms. Zierhoffer also serves as a Member of the Advisory Board of other funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016).

Heather Bonner (1977)

Year of Election or Appointment: 2023

Assistant Treasurer

Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).

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John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Margaret Carey (1973)

Year of Election or Appointment: 2023

Secretary and Chief Legal Officer (CLO)

Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

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Robin Foley (1964)

Year of Election or Appointment: 2023

Vice President

Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity’s Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).

Christopher M. Gouveia (1973)

Year of Election or Appointment: 2023

Chief Compliance Officer

Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia serves as Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

William Irving (1964)

Year of Election or Appointment: 2023

Vice President

Mr. Irving also serves as Vice President of other funds. Mr. Irving serves as Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and President, Director, or Vice President of certain other Fidelity entities. Previously, Mr. Irving served as Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022). Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity® funds (2004-2018).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher

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served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE FUNDS’ TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

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Ms. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mr. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity’s alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited

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to the funds’ Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity® funds.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds’ CCO. The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO’s compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds’ outside auditors, and with the funds’ CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’ service providers (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii))

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is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process from the funds’ Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds’ financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee oversees the valuation of securities held by the funds, including the fair valuation of securities by the funds’ valuation designee. The Committee receives and reviews related reports and information consistent with its oversight obligations.

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The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “recommended practices” in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The

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committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the Governance and Nominating Committee Charter is attached as Exhibit 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP (Deloitte), the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, Deloitte Entities), has been selected as the independent registered public accounting firm for each fund, as indicated in Appendix A. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, have confirmed to the Audit Committee of the trust, as applicable, that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms audit annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

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The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) are reported to the Audit Committee on a periodic basis.

The trust’s Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

Appendix J presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix K presents fees billed by PwC and Deloitte Entities that were required to be approved by the trust’s Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix L presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

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There were no non-audit services approved or required to be approved by the trust’s Audit Committee pursuant to the de minimis exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO INSURANCE COMPANIES

Please advise the trust, in care of Client Services at 1-877-208-0098, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

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Exhibit 1

FIXED INCOME AND ASSET ALLOCATION FUNDS GOVERNANCE AND

NOMINATING COMMITTEE CHARTER

I.	Background

The investment companies managed by Fidelity Management & Research Company or its affiliates (collectively, “FMR”) or Geode Capital Management, LLC comprising the Fixed Income and Asset Allocation Funds of the Fidelity Funds are referred to as the “Funds”1; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Boards of Trustees are referred to as “Board Committees.” The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II.	Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

A.	Composition of the Committee

The Committee shall be comprised solely of Independent Trustees and will have three members. Membership will include those three trustees having the longest service time as a Trustee, excluding any Trustee who has previously served on the Committee or who declines membership as contemplated by the last sentence of this section II.A. Membership will be approved by a vote of the Independent Trustees on an annual basis. An eligible Trustee may decline participation causing replacement by the Independent Trustee with the next longest service time.

B.	Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and serve as, and have all of the responsibilities of, the lead Independent Trustee. The Chair shall serve for a maximum term of three years. In the absence of such Chair or any Vice Chair at any meeting, a majority of the members of the Committee may designate an acting Chair of the Committee (who shall also in such circumstances be the acting lead Independent Trustee). Following the expiration of the Chair’s term, he or she shall retire from the Committee.

1 The term “Funds” includes the investment-grade bond funds, the money market funds, the asset allocation funds and certain equity funds. The term “Funds” does not include any fund not overseen by the FIAA Board of Trustees.

Ex1-1

The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and of meetings of the Independent Trustees and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(2) The Chair shall serve as the principal liaison between the Independent Trustees and the management of FMR.

(3) At meetings of the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee or meetings of the Independent Trustees.

(4) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(5) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C.	Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually and more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) A majority of the members of the Committee, present in person or by means of teleconference or videoconference or other communications equipment by means of which all persons participating in the meeting can communicate with each other and hear and be heard by the others, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(3) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(4) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

Ex1-2

D.	Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary.

E.	Particular Actions of the Committee

The Committee will:

(1) Periodically review Board and Committee procedures and Committee Charters.

(2) Review Trustee compensation on a periodic basis but no less frequently than every three years and adopt any changes deemed by the Committee to be appropriate.

(3) Monitor corporate governance matters and make recommendations to the Board.

(4) Make recommendations to the Board on the frequency and structure of Board of Trustees meetings.

(5) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(6) Recommend the size and membership (including the chair and vice chair if any) of each standing or ad hoc Board Committee. The members of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee, with the chairs periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(7) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(8) Make recommendations on the requirements for, and means of, Independent Trustees orientation and training.

(9) Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

(10) Monitor the performance of legal counsel employed by both the Funds and the Independent Trustees and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and FMR and the Committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(11) Approve Independent Trustee administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

Ex1-3

(12) Oversee compliance with the provisions of the Code of Ethics applicable to the Independent Trustees, and supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(13) Review the functioning of the Board and Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Committees.

(14) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “recommended practices” in corporate governance and other developments in mutual fund governance. The Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

(15) Recommend that the Board or the Independent Trustees establish such special or ad hoc Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board or of the Independent Trustees, or any individual Trustee, to make such a recommendation at any time.

F.	Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function. The Chair shall, or shall appoint an Independent Trustee to, facilitate the annual self-evaluation.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

G.	Evaluation of the Continuing Participation of Independent Trustees

The Committee shall be responsible to assess whether any Independent Trustee, based on his or her continuing interest and commitment or level of participation, or on other specific and relevant reasons, in respect of the Funds, should not stand for election to the Board of Trustees at the next annual meeting of any Funds or, if no such annual meeting is scheduled for that year, should retire from the Board of Trustees within an appropriate time.

If the Committee determines that there is a reasonable basis, in its view, for concern about a particular Independent Trustee (an “Identified Trustee”), the Committee, under the leadership of the Chair, shall consult with each other Independent Trustee, including the Identified Trustee, as to the bases for the Committee’s concern, and the Committee

Ex1-4

thereafter shall take such action or make such suggestions as appropriate, including privately suggesting that such Independent Trustee retire.

III.	Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

A.	Identification of Candidates

The Committee will:

(1) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(2) Periodically review the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(3) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(4) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(5) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

Ex1-5

B.	Selection of the Chair, etc.

(1) Each year the Committee will nominate a Chair of the Independent Trustees, which is generally expected to be the Trustee having the longest service time on the current Governance and Nominating Committee. The Chair will be elected annually by a majority vote of the Independent Trustees

(2) The Committee will establish from time to time and as appropriate a procedure to choose a successor to the Chair from the Committee with the objective that such successor shall be designated by a majority of the Independent Trustees as the Vice Chair of the Committee not later than one year before the expiration of the Chair’s term in order that there will be an orderly transition between them.

(3) Such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

(4) In the event of the death, incapacity or resignation of the Chair, the Vice Chair (if any) shall become the Chair without further action of the Committee or the Independent Trustees, and, in the absence of a Vice Chair, the remaining members of the Committee shall designate an acting Chair and initiate promptly a procedure to choose a successor Chair (who may be the acting Chair) by the vote of a majority of the Independent Trustees.

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APPENDIX A

List of trusts and funds, most recent fiscal year ends, and fund auditors.

Trust/Fund	Auditor[1]	FYE
Variable Insurance Products Fund V
VIP Asset Manager: Growth Portfolio	Deloitte	12/31/2022
VIP Asset Manager Portfolio	Deloitte	12/31/2022
VIP Bond Index Portfolio	Deloitte	12/31/2022
VIP Freedom 2005 Portfolio*	Deloitte	12/31/2022
VIP Freedom 2010 Portfolio*	Deloitte	12/31/2022
VIP Freedom 2015 Portfolio*	Deloitte	12/31/2022
VIP Freedom 2020 Portfolio*	Deloitte	12/31/2022
VIP Freedom 2025 Portfolio*	Deloitte	12/31/2022
VIP Freedom 2030 Portfolio*	Deloitte	12/31/2022
VIP Freedom 2035 Portfolio*	Deloitte	12/31/2022
VIP Freedom 2040 Portfolio*	Deloitte	12/31/2022
VIP Freedom 2045 Portfolio*	Deloitte	12/31/2022
VIP Freedom 2050 Portfolio*	Deloitte	12/31/2022
VIP Freedom 2055 Portfolio	Deloitte	12/31/2022
VIP Freedom 2060 Portfolio	Deloitte	12/31/2022
VIP Freedom 2065 Portfolio	Deloitte	12/31/2022
VIP Freedom Income Portfolio*	Deloitte	12/31/2022
VIP Freedom Lifetime Income I Portfolio*	Deloitte	12/31/2022
VIP Freedom Lifetime Income II Portfolio*	Deloitte	12/31/2022
VIP Freedom Lifetime Income III Portfolio*	Deloitte	12/31/2022
VIP FundsManager 20% Portfolio*	PwC	12/31/2022
VIP FundsManager 30% Portfolio	PwC	12/31/2022
VIP FundsManager 40% Portfolio	PwC	12/31/2022
VIP FundsManager 50% Portfolio*	PwC	12/31/2022
VIP FundsManager 60% Portfolio*	PwC	12/31/2022
VIP FundsManager 70% Portfolio*	PwC	12/31/2022
VIP FundsManager 85% Portfolio*	PwC	12/31/2022
VIP Government Money Market Portfolio	PwC	12/31/2022
VIP Investment Grade Bond Portfolio	Deloitte	12/31/2022
VIP Investment Grade Bond II Portfolio	Deloitte	12/31/2022
VIP Investor Freedom 2005 Portfolio*	PwC	12/31/2022
VIP Investor Freedom 2010 Portfolio*	PwC	12/31/2022
VIP Investor Freedom 2015 Portfolio*	PwC	12/31/2022
VIP Investor Freedom 2020 Portfolio*	PwC	12/31/2022
VIP Investor Freedom 2025 Portfolio*	PwC	12/31/2022
A-1

Trust/Fund	Auditor[1]	FYE
Variable Insurance Products Fund V (continued)
VIP Investor Freedom 2030 Portfolio*	PwC	12/31/2022
VIP Investor Freedom 2035 Portfolio	PwC	12/31/2022
VIP Investor Freedom 2040 Portfolio	PwC	12/31/2022
VIP Investor Freedom 2045 Portfolio	PwC	12/31/2022
VIP Investor Freedom 2050 Portfolio	PwC	12/31/2022
VIP Investor Freedom Income Portfolio*	PwC	12/31/2022
VIP Strategic Income Portfolio	PwC	12/31/2022
VIP Target Volatility Portfolio*	PwC	12/31/2022

* Expenses in connection with preparing this proxy statement and all solicitations will be borne by FMR.

A-2

APPENDIX B

Estimated aggregate costs for services to be provided by Broadridge to receive votes over the phone and to call and solicit votes are stated below.

Trust/Fund	Estimated aggregate cost for Broadridge to call and solicit votes	Estimated aggregate cost for Broadridge to receive votes over the phone
Variable Insurance Products Fund V
VIP Asset Manager: Growth Portfolio	$ 1,200	$ 300
VIP Asset Manager Portfolio	$ 1,200	$ 300
VIP Bond Index Portfolio	$ 1,200	$ 300
VIP Freedom 2005 Portfolio	$ 1,200	$ 300
VIP Freedom 2010 Portfolio	$ 1,200	$ 300
VIP Freedom 2015 Portfolio	$ 1,200	$ 300
VIP Freedom 2020 Portfolio	$ 1,200	$ 300
VIP Freedom 2025 Portfolio	$ 1,200	$ 300
VIP Freedom 2030 Portfolio	$ 1,200	$ 300
VIP Freedom 2035 Portfolio	$ 1,200	$ 300
VIP Freedom 2040 Portfolio	$ 1,200	$ 300
VIP Freedom 2045 Portfolio	$ 1,200	$ 300
VIP Freedom 2050 Portfolio	$ 1,200	$ 300
VIP Freedom 2055 Portfolio	$ 1,200	$ 300
VIP Freedom 2060 Portfolio	$ 1,200	$ 300
VIP Freedom 2065 Portfolio	$ 1,200	$ 300
VIP Freedom Income Portfolio	$ 1,200	$ 300
VIP Freedom Lifetime Income I Portfolio	$ 1,200	$ 300
VIP Freedom Lifetime Income II Portfolio	$ 1,200	$ 300
VIP Freedom Lifetime Income III Portfolio	$ 1,200	$ 300
VIP FundsManager 20% Portfolio	$ 1,200	$ 300
VIP FundsManager 30% Portfolio	$ 1,200	$ 300
VIP FundsManager 40% Portfolio	$ 1,200	$ 300
VIP FundsManager 50% Portfolio	$ 1,200	$ 300
VIP FundsManager 60% Portfolio	$ 1,200	$ 300
VIP FundsManager 70% Portfolio	$ 1,200	$ 300
VIP FundsManager 85% Portfolio	$ 1,200	$ 300
VIP Government Money Market Portfolio	$ 1,200	$ 300
VIP Investment Grade Bond Portfolio	$ 1,200	$ 300
VIP Investment Grade Bond II Portfolio	$ 1,200	$ 300
VIP Investor Freedom 2005 Portfolio	$ 1,200	$ 300
VIP Investor Freedom 2010 Portfolio	$ 1,200	$ 300
B-1

Trust/Fund	Estimated aggregate cost for Broadridge to call and solicit votes	Estimated aggregate cost for Broadridge to receive votes over the phone
Variable Insurance Products Fund V (continued)
VIP Investor Freedom 2015 Portfolio	$ 1,200	$ 300
VIP Investor Freedom 2020 Portfolio	$ 1,200	$ 300
VIP Investor Freedom 2025 Portfolio	$ 1,200	$ 300
VIP Investor Freedom 2030 Portfolio	$ 1,200	$ 300
VIP Investor Freedom 2035 Portfolio	$ 1,200	$ 300
VIP Investor Freedom 2040 Portfolio	$ 1,200	$ 300
VIP Investor Freedom 2045 Portfolio	$ 1,200	$ 300
VIP Investor Freedom 2050 Portfolio	$ 1,200	$ 300
VIP Investor Freedom Income Portfolio	$ 1,200	$ 300
VIP Strategic Income Portfolio	$ 1,200	$ 300
VIP Target Volatility Portfolio	$ 1,200	$ 300
B-2

APPENDIX C

Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are listed below.

Trust/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Geode[7]
Variable Insurance Products Fund V
VIP Asset Manager: Growth Portfolio	X	X	X	—	—	—	—
VIP Asset Manager Portfolio	X	X	X	—	—	—	—
VIP Bond Index Portfolio	X	X	X	—	—	—	—
VIP Freedom 2005 Portfolio	—	—	—	—	—	—	—
VIP Freedom 2010 Portfolio	—	—	—	—	—	—	—
VIP Freedom 2015 Portfolio	—	—	—	—	—	—	—
VIP Freedom 2020 Portfolio	—	—	—	—	—	—	—
VIP Freedom 2025 Portfolio	—	—	—	—	—	—	—
VIP Freedom 2030 Portfolio	—	—	—	—	—	—	—
VIP Freedom 2035 Portfolio	—	—	—	—	—	—	—
VIP Freedom 2040 Portfolio	—	—	—	—	—	—	—
VIP Freedom 2045 Portfolio	—	—	—	—	—	—	—
VIP Freedom 2050 Portfolio	—	—	—	—	—	—	—
VIP Freedom 2055 Portfolio	—	—	—	—	—	—	—
VIP Freedom 2060 Portfolio	—	—	—	—	—	—	—
VIP Freedom 2065 Portfolio	—	—	—	—	—	—	—
VIP Freedom Income Portfolio	—	—	—	—	—	—	—
VIP Freedom Lifetime Income I Portfolio	—	—	—	—	—	—	—
VIP Freedom Lifetime Income II Portfolio	—	—	—	—	—	—	—
VIP Freedom Lifetime Income III Portfolio	—	—	—	—	—	—	—
VIP FundsManager 20% Portfolio	—	—	—	—	—	—	—
VIP FundsManager 30% Portfolio	—	—	—	—	—	—	—
VIP FundsManager 40% Portfolio	—	—	—	—	—	—	—
VIP FundsManager 50% Portfolio	—	—	—	—	—	—	—
VIP FundsManager 60% Portfolio	—	—	—	—	—	—	—
VIP FundsManager 70% Portfolio	—	—	—	—	—	—	—
VIP FundsManager 85% Portfolio	—	—	—	—	—	—	—
VIP Government Money Market Portfolio	X	X	X	—	—	—	—
VIP Investment Grade Bond Portfolio	X	X	X	—	—	—	—
C-1

Trust/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Geode[7]
Variable Insurance Products Fund V (continued)
VIP Investment Grade Bond II Portfolio	X	X	X	—	—	—	—
VIP Investor Freedom 2005 Portfolio	—	—	—	—	—	—	—
VIP Investor Freedom 2010 Portfolio	—	—	—	—	—	—	—
VIP Investor Freedom 2015 Portfolio	—	—	—	—	—	—	—
VIP Investor Freedom 2020 Portfolio	—	—	—	—	—	—	—
VIP Investor Freedom 2025 Portfolio	—	—	—	—	—	—	—
VIP Investor Freedom 2030 Portfolio	—	—	—	—	—	—	—
VIP Investor Freedom 2035 Portfolio	—	—	—	—	—	—	—
VIP Investor Freedom 2040 Portfolio	—	—	—	—	—	—	—
VIP Investor Freedom 2045 Portfolio	—	—	—	—	—	—	—
VIP Investor Freedom 2050 Portfolio	—	—	—	—	—	—	—
VIP Investor Freedom Income Portfolio	—	—	—	—	—	—	—
VIP Strategic Income Portfolio	X	X	X	X	X	X	—
VIP Target Volatility Portfolio	—	—	—	—	—	—	—

1  The principal business address of FMR Investment Management (UK) Limited (FMR UK) is 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom.

2  The principal business address of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) is Floor 19, 41 Connaught Road Central, Hong Kong.

3  The principal business address of Fidelity Management & Research (Japan) Limited (FMR Japan) is Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan.

4  The principal business address of FIL Investment Advisors (FIA) is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

5  The principal business address of FIL Investments (Japan) Limited (FIJ) is Tri-Seven Roppongi, 7-7-7 Roppongi, Minato-ku, Tokyo, Japan 106-0032.

6  The principal business address of FIL Investment Advisors (UK) Limited (FIA (UK)) is Beech Gate, Millfield Lane, Lower Kingswood, Tadworth, Surrey, KT20 6RP, United Kingdom.

7  The principal business address of Geode Capital Management, LLC (Geode) is 100 Summer Street, 12th Floor, Boston, Massachusetts 02110.

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APPENDIX D

Information regarding the number of shares of each fund and class, as applicable, of each trust issued and outstanding is provided below.

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
Variable Insurance Products Fund V
VIP Asset Manager: Growth Portfolio - Initial Class	4,280,442
VIP Asset Manager: Growth Portfolio - Investor Class	6,560,705
VIP Asset Manager: Growth Portfolio - Service Class	168,755
VIP Asset Manager: Growth Portfolio - Service Class 2	400,954
VIP Asset Manager Portfolio - Initial Class	45,943,557
VIP Asset Manager Portfolio - Investor Class	15,374,797
VIP Asset Manager Portfolio - Service Class	176,033
VIP Asset Manager Portfolio - Service Class 2	1,098,496
VIP Bond Index Portfolio - Initial Class	53,361,503
VIP Bond Index Portfolio - Service Class	315,869
VIP Bond Index Portfolio - Service Class 2	20,227,391
VIP Freedom 2005 Portfolio - Initial Class	639,568
VIP Freedom 2005 Portfolio - Service Class	236,297
VIP Freedom 2005 Portfolio - Service Class 2	22,072
VIP Freedom 2010 Portfolio - Initial Class	1,711,250
VIP Freedom 2010 Portfolio - Service Class	1,950,664
VIP Freedom 2010 Portfolio - Service Class 2	22,677,224
VIP Freedom 2015 Portfolio - Initial Class	1,902,295
VIP Freedom 2015 Portfolio - Service Class	1,242,860
VIP Freedom 2015 Portfolio - Service Class 2	2,279,877
VIP Freedom 2020 Portfolio - Initial Class	5,083,429
VIP Freedom 2020 Portfolio - Service Class	10,427,432
VIP Freedom 2020 Portfolio - Service Class 2	31,289,612
VIP Freedom 2025 Portfolio - Initial Class	3,802,385
VIP Freedom 2025 Portfolio - Service Class	11,823,378
VIP Freedom 2025 Portfolio - Service Class 2	7,395,369
VIP Freedom 2030 Portfolio - Initial Class	8,697,838
VIP Freedom 2030 Portfolio - Service Class	20,264,727
VIP Freedom 2030 Portfolio - Service Class 2	14,167,231
VIP Freedom 2035 Portfolio - Initial Class	848,706
VIP Freedom 2035 Portfolio - Service Class	5,151,482
VIP Freedom 2035 Portfolio - Service Class 2	4,449,752
VIP Freedom 2040 Portfolio - Initial Class	2,066,544
D-1

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
Variable Insurance Products Fund V (continued)
VIP Freedom 2040 Portfolio - Service Class	6,754,537
VIP Freedom 2040 Portfolio - Service Class 2	1,772,919
VIP Freedom 2045 Portfolio - Initial Class	397,228
VIP Freedom 2045 Portfolio - Service Class	1,362,335
VIP Freedom 2045 Portfolio - Service Class 2	3,605,713
VIP Freedom 2050 Portfolio - Initial Class	979,678
VIP Freedom 2050 Portfolio - Service Class	1,752,034
VIP Freedom 2050 Portfolio - Service Class 2	2,703,477
VIP Freedom 2055 Portfolio - Initial Class	77,345
VIP Freedom 2055 Portfolio - Service Class	314,049
VIP Freedom 2055 Portfolio - Service Class 2	421,175
VIP Freedom 2060 Portfolio - Initial Class	50,859
VIP Freedom 2060 Portfolio - Service Class	857,985
VIP Freedom 2060 Portfolio - Service Class 2	368,921
VIP Freedom 2065 Portfolio - Initial Class	62,661
VIP Freedom 2065 Portfolio - Service Class	93,601
VIP Freedom 2065 Portfolio - Service Class 2	55,591
VIP Freedom Income Portfolio - Initial Class	1,388,817
VIP Freedom Income Portfolio - Service Class	2,966,359
VIP Freedom Income Portfolio - Service Class 2	1,413,915
VIP Freedom Lifetime Income I Portfolio	905,043
VIP Freedom Lifetime Income II Portfolio	2,313,723
VIP Freedom Lifetime Income III Portfolio	2,317,189
VIP FundsManager 20% Portfolio - Investor Class	74,242,221
VIP FundsManager 20% Portfolio - Service Class	5,505
VIP FundsManager 20% Portfolio - Service Class 2	1,079,364
VIP FundsManager 30% Portfolio - Investor Class	136,017
VIP FundsManager 30% Portfolio - Service Class	33,300
VIP FundsManager 30% Portfolio - Service Class 2	33,300
VIP FundsManager 40% Portfolio - Investor Class	170,489
VIP FundsManager 40% Portfolio - Service Class	33,300
VIP FundsManager 40% Portfolio - Service Class 2	33,300
VIP FundsManager 50% Portfolio - Investor Class	397,743,685
VIP FundsManager 50% Portfolio - Service Class	4,772
VIP FundsManager 50% Portfolio - Service Class 2	7,127,875
VIP FundsManager 60% Portfolio - Investor Class	591,681,439
D-2

Trust/Fund or Class Name	Number of Shares Outstanding as of June 30, 2023
Variable Insurance Products Fund V (continued)
VIP FundsManager 60% Portfolio - Service Class	9,184,314
VIP FundsManager 60% Portfolio - Service Class 2	60,962,422
VIP FundsManager 70% Portfolio - Investor Class	163,872,743
VIP FundsManager 70% Portfolio - Service Class	5,411
VIP FundsManager 70% Portfolio - Service Class 2	5,670,956
VIP FundsManager 85% Portfolio - Investor Class	60,267,669
VIP FundsManager 85% Portfolio - Service Class	8,998
VIP FundsManager 85% Portfolio - Service Class 2	4,708,324
VIP Government Money Market Portfolio - Initial Class	1,851,991,446
VIP Government Money Market Portfolio - Investor Class	2,792,065,115
VIP Government Money Market Portfolio - Service Class	1,928,473,440
VIP Government Money Market Portfolio - Service Class 2	257,496,209
VIP Investment Grade Bond Portfolio - Initial Class	50,001,120
VIP Investment Grade Bond Portfolio - Investor Class	67,231,510
VIP Investment Grade Bond Portfolio - Service Class	66,510,482
VIP Investment Grade Bond Portfolio - Service Class 2	176,486,758
VIP Investment Grade Bond II Portfolio - Initial Class	62,432,127
VIP Investment Grade Bond II Portfolio - Investor Class	254,242,996
VIP Investor Freedom 2005 Portfolio	1,834,296
VIP Investor Freedom 2010 Portfolio	5,088,066
VIP Investor Freedom 2015 Portfolio	8,192,863
VIP Investor Freedom 2020 Portfolio	16,091,403
VIP Investor Freedom 2025 Portfolio	17,123,332
VIP Investor Freedom 2030 Portfolio	25,511,875
VIP Investor Freedom 2035 Portfolio	371,533
VIP Investor Freedom 2040 Portfolio	251,571
VIP Investor Freedom 2045 Portfolio	115,879
VIP Investor Freedom 2050 Portfolio	134,475
VIP Investor Freedom Income Portfolio	6,301,852
VIP Strategic Income Portfolio - Initial Class	7,131,845
VIP Strategic Income Portfolio - Investor Class	75,795,051
VIP Strategic Income Portfolio - Service Class	138,600
VIP Strategic Income Portfolio - Service Class 2	51,699,012
VIP Target Volatility Portfolio - Service Class	116,423
VIP Target Volatility Portfolio - Service Class 2	17,956,617
D-3

APPENDIX E

To the knowledge of the trusts, substantial (5% or more) record and/or beneficial ownership of each fund or class on June 30, 2023, was as follows:

Class Name	Owner Name	City	State	Ownership%
Variable Insurance Products Fund V
VIP ASSET MANAGER GROWTH PORTFOLIO - INITIAL CLASS	AMERICAN GENERAL LIFE INSURANCE	HOUSTON	TX	6.94
VIP ASSET MANAGER GROWTH PORTFOLIO - SERVICE CLASS	METROPOLITAN LIFE INSURANCE COMPANY	BOSTON	MA	67.84
VIP ASSET MANAGER GROWTH PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	20.34
VIP ASSET MANAGER GROWTH PORTFOLIO - SERVICE CLASS	AMERITAS	LINCOLN	NE	11.82
VIP ASSET MANAGER GROWTH PORTFOLIO - SERVICE CLASS 2	EQUITABLE FINANCIAL LIFE INSURANCE	BOSTON	MA	42.41
VIP ASSET MANAGER GROWTH PORTFOLIO - SERVICE CLASS 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	38.11
VIP ASSET MANAGER GROWTH PORTFOLIO - SERVICE CLASS 2	EQUITABLE FINANCIAL LIFE INSURANCE	JERSEY CITY	NJ	6.42
VIP ASSET MANAGER GROWTH PORTFOLIO - SERVICE CLASS 2	AMERITAS	LINCOLN	NE	6.39
VIP ASSET MANAGER PORTFOLIO - INITIAL CLASS	AMERICAN LIFE INSURANCE CO OF NEW	PITTSBURGH	PA	22.20
VIP ASSET MANAGER PORTFOLIO - INITIAL CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	14.83
VIP ASSET MANAGER PORTFOLIO - INITIAL CLASS	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	7.25
VIP ASSET MANAGER PORTFOLIO - INITIAL CLASS	AUL	INDIANAPOLIS	IN	5.59
VIP ASSET MANAGER PORTFOLIO - SERVICE CLASS	AMERITAS	LINCOLN	NE	39.66
VIP ASSET MANAGER PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	28.92
VIP ASSET MANAGER PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	25.72
VIP ASSET MANAGER PORTFOLIO - SERVICE CLASS	LINCOLN LIFE AND ANNUITY CO OF NEW YORK	FORT WAYNE	IN	5.57
VIP ASSET MANAGER PORTFOLIO - SERVICE CLASS 2	GENWORTH LIFE AND ANNUITY	RICHMOND	VA	25.36
VIP ASSET MANAGER PORTFOLIO - SERVICE CLASS 2	AMERICAN GENERAL LIFE INSURANCE	HOUSTON	TX	24.37
VIP ASSET MANAGER PORTFOLIO - SERVICE CLASS 2	INTEGRITY LIFE INSURANCE COMPANY	CINCINNATI	OH	9.34
VIP ASSET MANAGER PORTFOLIO - SERVICE CLASS 2	AMERITAS	LINCOLN	NE	8.91
VIP ASSET MANAGER PORTFOLIO - SERVICE CLASS 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	7.46

Class Name	Owner Name	City	State	Ownership%
Variable Insurance Products Fund V (continued)
VIP ASSET MANAGER PORTFOLIO - SERVICE CLASS 2	LINCOLN BENEFIT LIFE COMPANY	NORTHBROOK	IL	6.05
VIP BOND INDEX PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	12.03
VIP BOND INDEX PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	96.67
VIP BOND INDEX PORTFOLIO - SERVICE CLASS 2	NYLIAC	PARSIPPANY	NJ	86.90
VIP FREEDOM 2005 PORTFOLIO - INITIAL CLASS	OLSON	SYCAMORE	IL	10.21
VIP FREEDOM 2005 PORTFOLIO - INITIAL CLASS	SWEENEY	ANDOVER	MA	9.50
VIP FREEDOM 2005 PORTFOLIO - INITIAL CLASS	SORKIN	HOUSTON	TX	8.90
VIP FREEDOM 2005 PORTFOLIO - INITIAL CLASS	ENG 1990 TRUST	SAN FRANCISCO	CA	6.69
VIP FREEDOM 2005 PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	53.02
VIP FREEDOM 2005 PORTFOLIO - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	45.05
VIP FREEDOM 2005 PORTFOLIO - SERVICE CLASS 2	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	72.83
VIP FREEDOM 2005 PORTFOLIO - SERVICE CLASS 2	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	27.17
VIP FREEDOM 2010 PORTFOLIO - INITIAL CLASS	AUL	INDIANAPOLIS	IN	34.85
VIP FREEDOM 2010 PORTFOLIO - INITIAL CLASS	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	7.54
VIP FREEDOM 2010 PORTFOLIO - INITIAL CLASS	METROPOLITAN LIFE INSURANCE COMPANY	SAINT LOUIS	MO	7.03
VIP FREEDOM 2010 PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	90.68
VIP FREEDOM 2010 PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	7.66
VIP FREEDOM 2010 PORTFOLIO - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	91.21
VIP FREEDOM 2010 PORTFOLIO - SERVICE CLASS 2	PRUDENTIAL LIFE INSURANCE CO	WINDSOR	CT	5.62
VIP FREEDOM 2015 PORTFOLIO - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	7.08
VIP FREEDOM 2015 PORTFOLIO - INITIAL CLASS	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	5.15
VIP FREEDOM 2015 PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	81.65
VIP FREEDOM 2015 PORTFOLIO - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	11.60

Class Name	Owner Name	City	State	Ownership%
Variable Insurance Products Fund V (continued)
VIP FREEDOM 2015 PORTFOLIO - SERVICE CLASS 2	DELAWARE LIFE INSURANCE COMPANY	WALTHAM	MA	27.88
VIP FREEDOM 2015 PORTFOLIO - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	16.24
VIP FREEDOM 2015 PORTFOLIO - SERVICE CLASS 2	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	15.19
VIP FREEDOM 2015 PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	11.69
VIP FREEDOM 2015 PORTFOLIO - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	9.56
VIP FREEDOM 2020 PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	30.30
VIP FREEDOM 2020 PORTFOLIO - INITIAL CLASS	METROPOLITAN LIFE INSURANCE COMPANY	SAINT LOUIS	MO	13.01
VIP FREEDOM 2020 PORTFOLIO - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	12.03
VIP FREEDOM 2020 PORTFOLIO - INITIAL CLASS	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	5.07
VIP FREEDOM 2020 PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	69.40
VIP FREEDOM 2020 PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	16.56
VIP FREEDOM 2020 PORTFOLIO - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	10.01
VIP FREEDOM 2020 PORTFOLIO - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	80.21
VIP FREEDOM 2025 PORTFOLIO - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	20.58
VIP FREEDOM 2025 PORTFOLIO - INITIAL CLASS	AUL	INDIANAPOLIS	IN	18.43
VIP FREEDOM 2025 PORTFOLIO - INITIAL CLASS	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	11.08
VIP FREEDOM 2025 PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	63.77
VIP FREEDOM 2025 PORTFOLIO - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	20.80
VIP FREEDOM 2025 PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	13.33
VIP FREEDOM 2025 PORTFOLIO - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	29.47
VIP FREEDOM 2025 PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	18.08
VIP FREEDOM 2025 PORTFOLIO - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	11.30
VIP FREEDOM 2025 PORTFOLIO - SERVICE CLASS 2	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	8.06

Class Name	Owner Name	City	State	Ownership%
Variable Insurance Products Fund V (continued)
VIP FREEDOM 2025 PORTFOLIO - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	6.32
VIP FREEDOM 2025 PORTFOLIO - SERVICE CLASS 2	METROPOLITAN LIFE INSURANCE COMPANY	TAMPA	FL	5.97
VIP FREEDOM 2025 PORTFOLIO - SERVICE CLASS 2	INTEGRITY LIFE INSURANCE COMPANY	CINCINNATI	OH	5.27
VIP FREEDOM 2030 PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	28.46
VIP FREEDOM 2030 PORTFOLIO - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	17.99
VIP FREEDOM 2030 PORTFOLIO - INITIAL CLASS	METROPOLITAN LIFE INSURANCE COMPANY	SAINT LOUIS	MO	15.80
VIP FREEDOM 2030 PORTFOLIO - INITIAL CLASS	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	8.89
VIP FREEDOM 2030 PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	66.64
VIP FREEDOM 2030 PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	16.89
VIP FREEDOM 2030 PORTFOLIO - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	10.95
VIP FREEDOM 2030 PORTFOLIO - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	40.22
VIP FREEDOM 2030 PORTFOLIO - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	15.81
VIP FREEDOM 2030 PORTFOLIO - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	9.13
VIP FREEDOM 2030 PORTFOLIO - SERVICE CLASS 2	PRUDENTIAL LIFE INSURANCE CO	WINDSOR	CT	6.35
VIP FREEDOM 2030 PORTFOLIO - SERVICE CLASS 2	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	5.81
VIP FREEDOM 2035 PORTFOLIO - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	61.13
VIP FREEDOM 2035 PORTFOLIO - INITIAL CLASS	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	15.98
VIP FREEDOM 2035 PORTFOLIO - INITIAL CLASS	LOMBARD INTERNATIONAL LIFE	PHILADELPHIA	PA	7.98
VIP FREEDOM 2035 PORTFOLIO - INITIAL CLASS	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	7.63
VIP FREEDOM 2035 PORTFOLIO - INITIAL CLASS	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	5.56
VIP FREEDOM 2035 PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	64.16
VIP FREEDOM 2035 PORTFOLIO - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	17.80
VIP FREEDOM 2035 PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	14.72

Class Name	Owner Name	City	State	Ownership%
Variable Insurance Products Fund V (continued)
VIP FREEDOM 2035 PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	35.47
VIP FREEDOM 2035 PORTFOLIO - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	28.31
VIP FREEDOM 2035 PORTFOLIO - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	13.59
VIP FREEDOM 2035 PORTFOLIO - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	7.66
VIP FREEDOM 2035 PORTFOLIO - SERVICE CLASS 2	METROPOLITAN LIFE INSURANCE COMPANY	TAMPA	FL	6.55
VIP FREEDOM 2040 PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	47.95
VIP FREEDOM 2040 PORTFOLIO - INITIAL CLASS	METROPOLITAN LIFE INSURANCE COMPANY	SAINT LOUIS	MO	33.38
VIP FREEDOM 2040 PORTFOLIO - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	13.22
VIP FREEDOM 2040 PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	62.08
VIP FREEDOM 2040 PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	20.27
VIP FREEDOM 2040 PORTFOLIO - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	14.61
VIP FREEDOM 2040 PORTFOLIO - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	39.74
VIP FREEDOM 2040 PORTFOLIO - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	24.54
VIP FREEDOM 2040 PORTFOLIO - SERVICE CLASS 2	METROPOLITAN LIFE INSURANCE COMPANY	TAMPA	FL	12.88
VIP FREEDOM 2040 PORTFOLIO - SERVICE CLASS 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	6.94
VIP FREEDOM 2040 PORTFOLIO - SERVICE CLASS 2	SYMETRA LIFE INSURANCE COMPANY	BELLEVUE	WA	5.78
VIP FREEDOM 2045 PORTFOLIO - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	49.00
VIP FREEDOM 2045 PORTFOLIO - INITIAL CLASS	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	34.65
VIP FREEDOM 2045 PORTFOLIO - INITIAL CLASS	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	10.21
VIP FREEDOM 2045 PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	51.82
VIP FREEDOM 2045 PORTFOLIO - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	26.80
VIP FREEDOM 2045 PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	18.30
VIP FREEDOM 2045 PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	34.35

Class Name	Owner Name	City	State	Ownership%
Variable Insurance Products Fund V (continued)
VIP FREEDOM 2045 PORTFOLIO - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	29.39
VIP FREEDOM 2045 PORTFOLIO - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	17.13
VIP FREEDOM 2045 PORTFOLIO - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	9.92
VIP FREEDOM 2045 PORTFOLIO - SERVICE CLASS 2	METROPOLITAN LIFE INSURANCE COMPANY	TAMPA	FL	5.90
VIP FREEDOM 2050 PORTFOLIO - INITIAL CLASS	METROPOLITAN LIFE INSURANCE COMPANY	SAINT LOUIS	MO	41.28
VIP FREEDOM 2050 PORTFOLIO - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	30.94
VIP FREEDOM 2050 PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	22.68
VIP FREEDOM 2050 PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	48.73
VIP FREEDOM 2050 PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	30.30
VIP FREEDOM 2050 PORTFOLIO - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	17.33
VIP FREEDOM 2050 PORTFOLIO - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	39.92
VIP FREEDOM 2050 PORTFOLIO - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	25.98
VIP FREEDOM 2050 PORTFOLIO - SERVICE CLASS 2	METROPOLITAN LIFE INSURANCE COMPANY	TAMPA	FL	19.33
VIP FREEDOM 2050 PORTFOLIO - SERVICE CLASS 2	SYMETRA LIFE INSURANCE COMPANY	BELLEVUE	WA	5.40
VIP FREEDOM 2055 PORTFOLIO - INITIAL CLASS	FMR CAPITAL	BOSTON	MA	43.09
VIP FREEDOM 2055 PORTFOLIO - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	31.87
VIP FREEDOM 2055 PORTFOLIO - INITIAL CLASS	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	11.97
VIP FREEDOM 2055 PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	10.46
VIP FREEDOM 2055 PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	50.18
VIP FREEDOM 2055 PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	45.20
VIP FREEDOM 2055 PORTFOLIO - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	75.04
VIP FREEDOM 2055 PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	18.30
VIP FREEDOM 2060 PORTFOLIO - INITIAL CLASS	FMR CAPITAL	BOSTON	MA	65.53

Class Name	Owner Name	City	State	Ownership%
Variable Insurance Products Fund V (continued)
VIP FREEDOM 2060 PORTFOLIO - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	19.45
VIP FREEDOM 2060 PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	12.13
VIP FREEDOM 2060 PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	82.63
VIP FREEDOM 2060 PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	15.85
VIP FREEDOM 2060 PORTFOLIO - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	92.55
VIP FREEDOM 2065 PORTFOLIO - INITIAL CLASS	FMR CAPITAL	BOSTON	MA	53.17
VIP FREEDOM 2065 PORTFOLIO - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	33.07
VIP FREEDOM 2065 PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	13.74
VIP FREEDOM 2065 PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	59.68
VIP FREEDOM 2065 PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	24.15
VIP FREEDOM 2065 PORTFOLIO - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	15.92
VIP FREEDOM 2065 PORTFOLIO - SERVICE CLASS 2	FMR CAPITAL	BOSTON	MA	59.97
VIP FREEDOM 2065 PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	40.03
VIP FREEDOM INCOME PORTFOLIO - INITIAL CLASS	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	19.51
VIP FREEDOM INCOME PORTFOLIO - INITIAL CLASS	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	7.82
VIP FREEDOM INCOME PORTFOLIO - INITIAL CLASS	ROBBINS	PLYMOUTH	MA	5.50
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	40.26
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	37.01
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	15.74
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	5.95
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	41.10
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	19.60
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS 2	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	11.62

Class Name	Owner Name	City	State	Ownership%
Variable Insurance Products Fund V (continued)
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS 2	KANSAS CITY LIFE INSURANCE COMPANY	KANSAS CITY	MO	7.84
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS 2	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	7.22
VIP FUNDSMANAGER 20% PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	90.57
VIP FUNDSMANAGER 20% PORTFOLIO - SERVICE CLASS	MINNESOTA MUTUAL LIFE INSURANCE CO	SAINT PAUL	MN	9.43
VIP FUNDSMANAGER 20% PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	40.28
VIP FUNDSMANAGER 20% PORTFOLIO - SERVICE CLASS 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	29.27
VIP FUNDSMANAGER 20% PORTFOLIO - SERVICE CLASS 2	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	13.11
VIP FUNDSMANAGER 20% PORTFOLIO - SERVICE CLASS 2	VENERABLE INSURANCE AND ANNUITY CO	WEST CHESTER	PA	8.15
VIP FUNDSMANAGER 20% PORTFOLIO - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	8.08
VIP FUNDSMANAGER 30% PORTFOLIO - INVESTOR CLASS	SACHS	DALLAS	TX	50.21
VIP FUNDSMANAGER 30% PORTFOLIO - INVESTOR CLASS	FMR CAPITAL	BOSTON	MA	24.27
VIP FUNDSMANAGER 30% PORTFOLIO - INVESTOR CLASS	BAZILE	BRAITHWAITE	LA	10.85
VIP FUNDSMANAGER 30% PORTFOLIO - INVESTOR CLASS	WILLIAMSON	TIGARD	OR	6.39
VIP FUNDSMANAGER 30% PORTFOLIO - INVESTOR CLASS	SWE	DURHAM	NC	5.21
VIP FUNDSMANAGER 30% PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	100.00
VIP FUNDSMANAGER 30% PORTFOLIO - SERVICE CLASS 2	FMR CAPITAL	BOSTON	MA	100.00
VIP FUNDSMANAGER 40% PORTFOLIO - INVESTOR CLASS	LINDLEY	OXFORD	AL	33.64
VIP FUNDSMANAGER 40% PORTFOLIO - INVESTOR CLASS	FMR CAPITAL	BOSTON	MA	19.97
VIP FUNDSMANAGER 40% PORTFOLIO - INVESTOR CLASS	WADE	MARION	OH	11.71
VIP FUNDSMANAGER 40% PORTFOLIO - INVESTOR CLASS	GIBSON	SAINT LOUIS	MO	10.10
VIP FUNDSMANAGER 40% PORTFOLIO - INVESTOR CLASS	GLADSTONE	MCLEAN	VA	7.38
VIP FUNDSMANAGER 40% PORTFOLIO - INVESTOR CLASS	ASABA	NEWCASTLE	WA	6.95
VIP FUNDSMANAGER 40% PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	100.00

Class Name	Owner Name	City	State	Ownership%
Variable Insurance Products Fund V (continued)
VIP FUNDSMANAGER 40% PORTFOLIO - SERVICE CLASS 2	FMR CAPITAL	BOSTON	MA	100.00
VIP FUNDSMANAGER 50% PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	97.87
VIP FUNDSMANAGER 50% PORTFOLIO - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	32.40
VIP FUNDSMANAGER 50% PORTFOLIO - SERVICE CLASS 2	GENWORTH LIFE AND ANNUITY	RICHMOND	VA	19.29
VIP FUNDSMANAGER 50% PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	16.63
VIP FUNDSMANAGER 50% PORTFOLIO - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	9.87
VIP FUNDSMANAGER 50% PORTFOLIO - SERVICE CLASS 2	MIDLAND NATIONAL LIFE INSURANCE CO	WEST DES MOINES	IA	8.82
VIP FUNDSMANAGER 50% PORTFOLIO - SERVICE CLASS 2	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	7.78
VIP FUNDSMANAGER 60% PORTFOLIO - INVESTOR CLASS	NYLIAC	PARSIPPANY	NJ	15.94
VIP FUNDSMANAGER 60% PORTFOLIO - INVESTOR CLASS	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	7.92
VIP FUNDSMANAGER 60% PORTFOLIO - SERVICE CLASS	NYLIAC	PARSIPPANY	NJ	99.95
VIP FUNDSMANAGER 60% PORTFOLIO - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY - US	NEWPORT BEACH	CA	70.61
VIP FUNDSMANAGER 60% PORTFOLIO - SERVICE CLASS 2	GENWORTH LIFE AND ANNUITY	RICHMOND	VA	11.14
VIP FUNDSMANAGER 60% PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	9.04
VIP FUNDSMANAGER 60% PORTFOLIO - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY - NY	NEWPORT BEACH	CA	7.24
VIP FUNDSMANAGER 70% PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	98.70
VIP FUNDSMANAGER 70% PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	75.41
VIP FUNDSMANAGER 70% PORTFOLIO - SERVICE CLASS 2	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	15.75
VIP FUNDSMANAGER 70% PORTFOLIO - SERVICE CLASS 2	MIDLAND NATIONAL LIFE INSURANCE CO	WEST DES MOINES	IA	7.16
VIP FUNDSMANAGER 85% PORTFOLIO - SERVICE CLASS	MINNESOTA MUTUAL LIFE INSURANCE CO	SAINT PAUL	MN	100.00
VIP FUNDSMANAGER 85% PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	66.08
VIP FUNDSMANAGER 85% PORTFOLIO - SERVICE CLASS 2	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	26.56
VIP FREEDOM INCOME PORTFOLIO - INITIAL CLASS	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	7.82

Class Name	Owner Name	City	State	Ownership%
Variable Insurance Products Fund V (continued)
VIP FREEDOM INCOME PORTFOLIO - INITIAL CLASS	ROBBINS	PLYMOUTH	MA	5.50
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	40.26
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	37.01
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	15.74
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	5.95
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	41.10
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	19.60
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS 2	PROTECTIVE LIFE INSURANCE COMPANY	GREENWOOD VILLAGE	CO	11.62
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS 2	KANSAS CITY LIFE INSURANCE COMPANY	KANSAS CITY	MO	7.84
VIP FREEDOM INCOME PORTFOLIO - SERVICE CLASS 2	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	7.22
VIP FUNDSMANAGER 20% PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	90.57
VIP FUNDSMANAGER 20% PORTFOLIO - SERVICE CLASS	MINNESOTA MUTUAL LIFE INSURANCE CO	SAINT PAUL	MN	9.43
VIP FUNDSMANAGER 20% PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	40.28
VIP FUNDSMANAGER 20% PORTFOLIO - SERVICE CLASS 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	29.27
VIP FUNDSMANAGER 20% PORTFOLIO - SERVICE CLASS 2	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	13.11
VIP FUNDSMANAGER 20% PORTFOLIO - SERVICE CLASS 2	VENERABLE INSURANCE AND ANNUITY CO	WEST CHESTER	PA	8.15
VIP FUNDSMANAGER 20% PORTFOLIO - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	8.08
VIP FUNDSMANAGER 30% PORTFOLIO - INVESTOR CLASS	SACHS	DALLAS	TX	50.21
VIP FUNDSMANAGER 30% PORTFOLIO - INVESTOR CLASS	FMR CAPITAL	BOSTON	MA	24.27
VIP FUNDSMANAGER 30% PORTFOLIO - INVESTOR CLASS	BAZILE	BRAITHWAITE	LA	10.85
VIP FUNDSMANAGER 30% PORTFOLIO - INVESTOR CLASS	WILLIAMSON	TIGARD	OR	6.39
VIP FUNDSMANAGER 30% PORTFOLIO - INVESTOR CLASS	SWE	DURHAM	NC	5.21
VIP FUNDSMANAGER 30% PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	100.00

Class Name	Owner Name	City	State	Ownership%
Variable Insurance Products Fund V (continued)
VIP FUNDSMANAGER 30% PORTFOLIO - SERVICE CLASS 2	FMR CAPITAL	BOSTON	MA	100.00
VIP FUNDSMANAGER 40% PORTFOLIO - INVESTOR CLASS	LINDLEY	OXFORD	AL	33.64
VIP FUNDSMANAGER 40% PORTFOLIO - INVESTOR CLASS	FMR CAPITAL	BOSTON	MA	19.97
VIP FUNDSMANAGER 40% PORTFOLIO - INVESTOR CLASS	WADE	MARION	OH	11.71
VIP FUNDSMANAGER 40% PORTFOLIO - INVESTOR CLASS	GIBSON	SAINT LOUIS	MO	10.10
VIP FUNDSMANAGER 40% PORTFOLIO - INVESTOR CLASS	GLADSTONE	MCLEAN	VA	7.38
VIP FUNDSMANAGER 40% PORTFOLIO - INVESTOR CLASS	ASABA	NEWCASTLE	WA	6.95
VIP FUNDSMANAGER 40% PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	100.00
VIP FUNDSMANAGER 40% PORTFOLIO - SERVICE CLASS 2	FMR CAPITAL	BOSTON	MA	100.00
VIP FUNDSMANAGER 50% PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	97.87
VIP FUNDSMANAGER 50% PORTFOLIO - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	32.40
VIP FUNDSMANAGER 50% PORTFOLIO - SERVICE CLASS 2	GENWORTH LIFE AND ANNUITY	RICHMOND	VA	19.29
VIP FUNDSMANAGER 50% PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	16.63
VIP FUNDSMANAGER 50% PORTFOLIO - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	9.87
VIP FUNDSMANAGER 50% PORTFOLIO - SERVICE CLASS 2	MIDLAND NATIONAL LIFE INSURANCE CO	WEST DES MOINES	IA	8.82
VIP FUNDSMANAGER 50% PORTFOLIO - SERVICE CLASS 2	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	7.78
VIP FUNDSMANAGER 60% PORTFOLIO - INVESTOR CLASS	NYLIAC	PARSIPPANY	NJ	15.94
VIP FUNDSMANAGER 60% PORTFOLIO - INVESTOR CLASS	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	7.92
VIP FUNDSMANAGER 60% PORTFOLIO - SERVICE CLASS	NYLIAC	PARSIPPANY	NJ	99.95
VIP FUNDSMANAGER 60% PORTFOLIO - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY - US	NEWPORT BEACH	CA	70.61
VIP FUNDSMANAGER 60% PORTFOLIO - SERVICE CLASS 2	GENWORTH LIFE AND ANNUITY	RICHMOND	VA	11.14
VIP FUNDSMANAGER 60% PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	9.04
VIP FUNDSMANAGER 60% PORTFOLIO - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY - NY	NEWPORT BEACH	CA	7.24

Class Name	Owner Name	City	State	Ownership%
Variable Insurance Products Fund V (continued)
VIP FUNDSMANAGER 70% PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	98.70
VIP FUNDSMANAGER 70% PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	75.41
VIP FUNDSMANAGER 70% PORTFOLIO - SERVICE CLASS 2	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	15.75
VIP FUNDSMANAGER 70% PORTFOLIO - SERVICE CLASS 2	MIDLAND NATIONAL LIFE INSURANCE CO	WEST DES MOINES	IA	7.16
VIP FUNDSMANAGER 85% PORTFOLIO - SERVICE CLASS	MINNESOTA MUTUAL LIFE INSURANCE CO	SAINT PAUL	MN	100.00
VIP FUNDSMANAGER 85% PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	66.08
VIP FUNDSMANAGER 85% PORTFOLIO - SERVICE CLASS 2	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	26.56
VIP GOVERNMENT MONEY MARKET PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	11.93
VIP GOVERNMENT MONEY MARKET PORTFOLIO - INITIAL CLASS	AMERITAS	LINCOLN	NE	9.66
VIP GOVERNMENT MONEY MARKET PORTFOLIO - INITIAL CLASS	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	6.71
VIP GOVERNMENT MONEY MARKET PORTFOLIO - INITIAL CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	5.29
VIP GOVERNMENT MONEY MARKET PORTFOLIO - INITIAL CLASS	TALCOTT RESOLUTION LIFE INSURANCE	HARTFORD	CT	5.28
VIP GOVERNMENT MONEY MARKET PORTFOLIO - INITIAL CLASS	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	5.18
VIP GOVERNMENT MONEY MARKET PORTFOLIO - SERVICE CLASS	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	53.97
VIP GOVERNMENT MONEY MARKET PORTFOLIO - SERVICE CLASS	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	23.21
VIP GOVERNMENT MONEY MARKET PORTFOLIO - SERVICE CLASS	OHIO NATIONAL LIFE INSURANCE CO	MONTGOMERY	OH	9.34
VIP GOVERNMENT MONEY MARKET PORTFOLIO - SERVICE CLASS 2	THE GUARDIAN INSURANCE & ANNUITY CO	BETHLEHEM	PA	25.79
VIP GOVERNMENT MONEY MARKET PORTFOLIO - SERVICE CLASS 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	17.66
VIP GOVERNMENT MONEY MARKET PORTFOLIO - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	15.54
VIP GOVERNMENT MONEY MARKET PORTFOLIO - SERVICE CLASS 2	MIDLAND NATIONAL LIFE INSURANCE CO	WEST DES MOINES	IA	13.19
VIP GOVERNMENT MONEY MARKET PORTFOLIO - SERVICE CLASS 2	EVERLAKE LIFE INSURANCE COMPANY	LINCOLN	NE	12.72
VIP GOVERNMENT MONEY MARKET PORTFOLIO - SERVICE CLASS 2	SYMETRA LIFE INSURANCE COMPANY	BELLEVUE	WA	6.57
VIP INVESTMENT GRADE BOND II PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2020 PORTFOLIO	BOSTON	MA	28.07

Class Name	Owner Name	City	State	Ownership%
Variable Insurance Products Fund V (continued)
VIP INVESTMENT GRADE BOND II PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2030 PORTFOLIO	BOSTON	MA	23.21
VIP INVESTMENT GRADE BOND II PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2010 PORTFOLIO	BOSTON	MA	17.64
VIP INVESTMENT GRADE BOND II PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2025 PORTFOLIO	BOSTON	MA	13.93
VIP INVESTMENT GRADE BOND II PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2035 PORTFOLIO	BOSTON	MA	6.05
VIP INVESTMENT GRADE BOND II PORTFOLIO - INVESTOR CLASS	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	37.95
VIP INVESTMENT GRADE BOND II PORTFOLIO - INVESTOR CLASS	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	32.93
VIP INVESTMENT GRADE BOND II PORTFOLIO - INVESTOR CLASS	VIP FUNDSMANAGER 70% PORTFOLIO	BOSTON	MA	8.07
VIP INVESTMENT GRADE BOND II PORTFOLIO - INVESTOR CLASS	VIP FUNDSMANAGER 20% PORTFOLIO	BOSTON	MA	7.75
VIP INVESTMENT GRADE BOND PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	19.21
VIP INVESTMENT GRADE BOND PORTFOLIO - INITIAL CLASS	ZURICH AMERICAN LIFE INSURANCE	NEW YORK	NY	9.36
VIP INVESTMENT GRADE BOND PORTFOLIO - INITIAL CLASS	AMERITAS	LINCOLN	NE	7.26
VIP INVESTMENT GRADE BOND PORTFOLIO - INITIAL CLASS	THE UNITED STATES LIFE INS CO	HOUSTON	TX	6.40
VIP INVESTMENT GRADE BOND PORTFOLIO - INITIAL CLASS	DELAWARE LIFE INSURANCE COMPANY	WALTHAM	MA	5.85
VIP INVESTMENT GRADE BOND PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	70.52
VIP INVESTMENT GRADE BOND PORTFOLIO - SERVICE CLASS	KANSAS CITY LIFE INSURANCE COMPANY	MADISON	WI	7.61
VIP INVESTMENT GRADE BOND PORTFOLIO - SERVICE CLASS	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	7.45
VIP INVESTMENT GRADE BOND PORTFOLIO - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	56.15
VIP INVESTMENT GRADE BOND PORTFOLIO - SERVICE CLASS 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	13.62
VIP INVESTMENT GRADE BOND PORTFOLIO - SERVICE CLASS 2	EQUITABLE FINANCIAL LIFE INSURANCE	NEW YORK	NY	6.68
VIP INVESTOR FREEDOM 2005 PORTFOLIO - INVESTOR CLASS	TAM	SUNNYVALE	CA	5.00
VIP INVESTOR FREEDOM 2035 PORTFOLIO - INVESTOR CLASS	VEVES	WESTWOOD	MA	38.07
VIP INVESTOR FREEDOM 2035 PORTFOLIO - INVESTOR CLASS	FMR CAPITAL	BOSTON	MA	26.92
VIP INVESTOR FREEDOM 2035 PORTFOLIO - INVESTOR CLASS	IOANNOU	FAIRFAX	VA	18.03

Class Name	Owner Name	City	State	Ownership%
Variable Insurance Products Fund V (continued)
VIP INVESTOR FREEDOM 2035 PORTFOLIO - INVESTOR CLASS	HAMILTON	MARTINSBURG	VA	6.61
VIP INVESTOR FREEDOM 2040 PORTFOLIO - INVESTOR CLASS	FMR CAPITAL	BOSTON	MA	39.75
VIP INVESTOR FREEDOM 2040 PORTFOLIO - INVESTOR CLASS	LOUGHLIN	HUNTLEY	IL	25.47
VIP INVESTOR FREEDOM 2040 PORTFOLIO - INVESTOR CLASS	STEIGNER	MONROVIA	MD	12.91
VIP INVESTOR FREEDOM 2040 PORTFOLIO - INVESTOR CLASS	SILVERS	NEW YORK	NY	6.70
VIP INVESTOR FREEDOM 2045 PORTFOLIO - INVESTOR CLASS	FMR CAPITAL	BOSTON	MA	87.32
VIP INVESTOR FREEDOM 2045 PORTFOLIO - INVESTOR CLASS	ELLIS	LOS ANGELES	CA	6.53
VIP INVESTOR FREEDOM 2050 PORTFOLIO - INVESTOR CLASS	FMR CAPITAL	BOSTON	MA	74.36
VIP INVESTOR FREEDOM 2050 PORTFOLIO - INVESTOR CLASS	STRANIGAN	GLEN BURNIE	MD	11.91
VIP INVESTOR FREEDOM 2050 PORTFOLIO - INVESTOR CLASS	VAN EIMEREN	KIRKLAND	WA	8.90
VIP STRATEGIC INCOME PORTFOLIO - INITIAL CLASS	AMERITAS	LINCOLN	NE	16.62
VIP STRATEGIC INCOME PORTFOLIO - INITIAL CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	9.78
VIP STRATEGIC INCOME PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	80.28
VIP STRATEGIC INCOME PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	19.72
VIP STRATEGIC INCOME PORTFOLIO - SERVICE CLASS 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	29.32
VIP STRATEGIC INCOME PORTFOLIO - SERVICE CLASS 2	EQUITABLE FINANCIAL LIFE INSURANCE	NEW YORK	NY	28.36
VIP STRATEGIC INCOME PORTFOLIO - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY - US	NEWPORT BEACH	CA	16.07
VIP STRATEGIC INCOME PORTFOLIO - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	7.17
VIP STRATEGIC INCOME PORTFOLIO - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	5.88
VIP TARGET VOLATILITY PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	99.34
VIP TARGET VOLATILITY PORTFOLIO - SERVICE CLASS 2	OHIO NATIONAL LIFE INSURANCE CO	MONTGOMERY	OH	94.51

To the knowledge of the trusts, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

As of June 30, 2023, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership%
Variable Insurance Products Fund V
VIP BOND INDEX PORTFOLIO	NYLIAC	PARSIPPANY	NJ	32.46
VIP FREEDOM 2010 PORTFOLIO	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	85.24
VIP FREEDOM 2020 PORTFOLIO	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	69.10
VIP FREEDOM 2025 PORTFOLIO	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	33.14
VIP FREEDOM 2030 PORTFOLIO	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	44.66
VIP FREEDOM 2035 PORTFOLIO	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	31.67
VIP FREEDOM 2040 PORTFOLIO	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	39.94
VIP FREEDOM 2055 PORTFOLIO	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	56.35
VIP FREEDOM 2060 PORTFOLIO	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	55.52
VIP FREEDOM 2060 PORTFOLIO	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	37.33
VIP FREEDOM 2065 PORTFOLIO	FMR CAPITAL	BOSTON	MA	42.13
VIP FREEDOM 2065 PORTFOLIO	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	26.37
VIP FUNDSMANAGER 30% PORTFOLIO	FMR CAPITAL	BOSTON	MA	48.96
VIP FUNDSMANAGER 30% PORTFOLIO	SACHS	DALLAS	TX	33.83
VIP FUNDSMANAGER 40% PORTFOLIO	FMR CAPITAL	BOSTON	MA	42.76
VIP INVESTMENT GRADE BOND II PORTFOLIO	VIP FUNDSMANAGER 60% PORTFOLIO	BOSTON	MA	30.62
VIP INVESTMENT GRADE BOND II PORTFOLIO	VIP FUNDSMANAGER 50% PORTFOLIO	BOSTON	MA	26.58
VIP INVESTMENT GRADE BOND PORTFOLIO	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	41.14
VIP INVESTOR FREEDOM 2035 PORTFOLIO	VEVES	WESTWOD	MA	38.07
VIP INVESTOR FREEDOM 2035 PORTFOLIO	FMR CAPITAL	BOSTON	MA	26.92
VIP INVESTOR FREEDOM 2040 PORTFOLIO	FMR CAPITAL	BOSTON	MA	39.75
VIP INVESTOR FREEDOM 2040 PORTFOLIO	LOUGHLIN	HUNTLEY	IL	25.47
VIP INVESTOR FREEDOM 2045 PORTFOLIO	FMR CAPITAL	BOSTON	MA	87.32

Fund Name	Owner Name	City	State	Ownership%
Variable Insurance Products Fund V (continued)
VIP INVESTOR FREEDOM 2050 PORTFOLIO	FMR CAPITAL	BOSTON	MA	74.36
VIP TARGET VOLATILITY PORTFOLIO	OHIO NATIONAL LIFE INSURANCE CO	MONTGOMERY	OH	93.90

A shareholder owning of record or beneficially more than 25% of a fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

APPENDIX F

The following chart lists the lengths of service of each current Trustee or Advisory Board Member of each trust.

	Interested Trustees*		Advisory Board Members
Trust	Abigail P. Johnson	Jennifer Toolin McAuliffe	Laura M. Bishop	Robert W. Helm	Carol J. Zierhoffer
Variable Insurance Products Fund V	Trustee 2009	Trustee 2016	Advisory Board Member 2022	Advisory Board Member 2021	Advisory Board Member 2023

Independent Trustees
Trust	Elizabeth S. Acton	Ann E. Dunwoody	John Engler	Robert F. Gartland	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray
Variable Insurance Products Fund V	Trustee 2013	Trustee 2018	Trustee 2014	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2016

*   Trustee has been determined to be “interested” by virtue of, among other things, her affiliation with a trust or various entities under common control with FMR.

F-1

APPENDIX G

The following table provides the number of meetings the Board of Trustees and each standing committee held during the fiscal year ended December 31, 2022.

Number of Meetings
Fiscal Year End	Operations Committee	Audit Committee	Fair Valuation Committee	Governance and Nominating Committee
12/31/22	8	5	4	11
G-1

APPENDIX H

Information regarding nominee and Trustee ownership of fund shares as of June 30, 2023, is provided below.

Interested Nominees

Dollar range of fund shares as of June 30, 2023	Abigail P. Johnson	Jennifer Toolin McAuliffe	Christine Thompson
Variable Insurance Products Fund V
VIP Asset Manager: Growth Portfolio	none	none	none
VIP Asset Manager Portfolio	none	none	none
VIP Bond Index Portfolio	none	none	none
VIP Freedom 2005 Portfolio	none	none	none
VIP Freedom 2010 Portfolio	none	none	none
VIP Freedom 2015 Portfolio	none	none	none
VIP Freedom 2020 Portfolio	none	none	none
VIP Freedom 2025 Portfolio	none	none	none
VIP Freedom 2030 Portfolio	none	none	none
VIP Freedom 2035 Portfolio	none	none	none
VIP Freedom 2040 Portfolio	none	none	none
VIP Freedom 2045 Portfolio	none	none	none
VIP Freedom 2050 Portfolio	none	none	none
VIP Freedom 2055 Portfolio	none	none	none
VIP Freedom 2060 Portfolio	none	none	none
VIP Freedom 2065 Portfolio	none	none	none
VIP Freedom Income Portfolio	none	none	none
VIP Freedom Lifetime Income I Portfolio	none	none	none
VIP Freedom Lifetime Income II Portfolio	none	none	none
VIP Freedom Lifetime Income III Portfolio	none	none	none
VIP FundsManager 20% Portfolio	none	none	none
VIP FundsManager 30% Portfolio	none	none	none
VIP FundsManager 40% Portfolio	none	none	none
VIP FundsManager 50% Portfolio	none	none	none
VIP FundsManager 60% Portfolio	none	none	none
VIP FundsManager 70% Portfolio	none	none	none
VIP FundsManager 85% Portfolio	none	none	none
VIP Government Money Market Portfolio	none	none	none
VIP Investment Grade Bond Portfolio	none	none	none
VIP Investment Grade Bond II Portfolio	none	none	none
VIP Investor Freedom 2005 Portfolio	none	none	none

Dollar range of fund shares as of June 30, 2023	Abigail P. Johnson	Jennifer Toolin McAuliffe	Christine Thompson
Variable Insurance Products Fund V (continued)
VIP Investor Freedom 2010 Portfolio	none	none	none
VIP Investor Freedom 2015 Portfolio	none	none	none
VIP Investor Freedom 2020 Portfolio	none	none	none
VIP Investor Freedom 2025 Portfolio	none	none	none
VIP Investor Freedom 2030 Portfolio	none	none	none
VIP Investor Freedom 2035 Portfolio	none	none	none
VIP Investor Freedom 2040 Portfolio	none	none	none
VIP Investor Freedom 2045 Portfolio	none	none	none
VIP Investor Freedom 2050 Portfolio	none	none	none
VIP Investor Freedom Income Portfolio	none	none	none
VIP Strategic Income Portfolio	none	none	none
VIP Target Volatility Portfolio	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	none

Independent Nominees

Dollar range of fund shares as of June 30, 2023	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
Variable Insurance Products Fund V
VIP Asset Manager: Growth Portfolio	none	none	none	none	none
VIP Asset Manager Portfolio	none	none	none	none	none
VIP Bond Index Portfolio	none	none	none	none	none
VIP Freedom 2005 Portfolio	none	none	none	none	none
VIP Freedom 2010 Portfolio	none	none	none	none	none
VIP Freedom 2015 Portfolio	none	none	none	none	none
VIP Freedom 2020 Portfolio	none	none	none	none	none
VIP Freedom 2025 Portfolio	none	none	none	none	none
VIP Freedom 2030 Portfolio	none	none	none	none	none
VIP Freedom 2035 Portfolio	none	none	none	none	none
VIP Freedom 2040 Portfolio	none	none	none	none	none
VIP Freedom 2045 Portfolio	none	none	none	none	none
VIP Freedom 2050 Portfolio	none	none	none	none	none
VIP Freedom 2055 Portfolio	none	none	none	none	none
VIP Freedom 2060 Portfolio	none	none	none	none	none
VIP Freedom 2065 Portfolio	none	none	none	none	none
VIP Freedom Income Portfolio	none	none	none	none	none
VIP Freedom Lifetime Income I Portfolio	none	none	none	none	none
VIP Freedom Lifetime Income II Portfolio	none	none	none	none	none
VIP Freedom Lifetime Income III Portfolio	none	none	none	none	none
VIP FundsManager 20% Portfolio	none	none	none	none	none
VIP FundsManager 30% Portfolio	none	none	none	none	none
VIP FundsManager 40% Portfolio	none	none	none	none	none
VIP FundsManager 50% Portfolio	none	none	none	none	none
VIP FundsManager 60% Portfolio	none	none	none	none	none
VIP FundsManager 70% Portfolio	none	none	none	none	none

Dollar range of fund shares as of June 30, 2023	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
Variable Insurance Products Fund V (continued)
VIP FundsManager 85% Portfolio	none	none	none	none	none
VIP Government Money Market Portfolio	none	none	none	none	none
VIP Investment Grade Bond Portfolio	none	none	none	none	none
VIP Investment Grade Bond II Portfolio	none	none	none	none	none
VIP Investor Freedom 2005 Portfolio	none	none	none	none	none
VIP Investor Freedom 2010 Portfolio	none	none	none	none	none
VIP Investor Freedom 2015 Portfolio	none	none	none	none	none
VIP Investor Freedom 2020 Portfolio	none	none	none	none	none
VIP Investor Freedom 2025 Portfolio	none	none	none	none	none
VIP Investor Freedom 2030 Portfolio	none	none	none	none	none
VIP Investor Freedom 2035 Portfolio	none	none	none	none	none
VIP Investor Freedom 2040 Portfolio	none	none	none	none	none
VIP Investor Freedom 2045 Portfolio	none	none	none	none	none
VIP Investor Freedom 2050 Portfolio	none	none	none	none	none
VIP Investor Freedom Income Portfolio	none	none	none	none	none
VIP Strategic Income Portfolio	none	none	none	none	none
VIP Target Volatility Portfolio	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	$10,001-$50,000	over $100,000	over $100,000	over $100,000

Dollar range of fund shares as of June 30, 2023	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
Variable Insurance Products Fund V
VIP Asset Manager: Growth Portfolio	none	none	none	none	none
VIP Asset Manager Portfolio	none	none	none	none	none
VIP Bond Index Portfolio	none	none	none	none	none
VIP Freedom 2005 Portfolio	none	none	none	none	none
VIP Freedom 2010 Portfolio	none	none	none	none	none
VIP Freedom 2015 Portfolio	none	none	none	none	none
VIP Freedom 2020 Portfolio	none	none	none	none	none
VIP Freedom 2025 Portfolio	none	none	none	none	none
VIP Freedom 2030 Portfolio	none	none	none	none	none
VIP Freedom 2035 Portfolio	none	none	none	none	none
VIP Freedom 2040 Portfolio	none	none	none	none	none
VIP Freedom 2045 Portfolio	none	none	none	none	none
VIP Freedom 2050 Portfolio	none	none	none	none	none
VIP Freedom 2055 Portfolio	none	none	none	none	none
VIP Freedom 2060 Portfolio	none	none	none	none	none
VIP Freedom 2065 Portfolio	none	none	none	none	none
VIP Freedom Income Portfolio	none	none	none	none	none
VIP Freedom Lifetime Income I Portfolio	none	none	none	none	none
VIP Freedom Lifetime Income II Portfolio	none	none	none	none	none
VIP Freedom Lifetime Income III Portfolio	none	none	none	none	none
VIP FundsManager 20% Portfolio	none	none	none	none	none
VIP FundsManager 30% Portfolio	none	none	none	none	none
VIP FundsManager 40% Portfolio	none	none	none	none	none
VIP FundsManager 50% Portfolio	none	none	none	none	none
VIP FundsManager 60% Portfolio	none	none	none	none	none
VIP FundsManager 70% Portfolio	none	none	none	none	none
VIP FundsManager 85% Portfolio	none	none	none	none	none
VIP Government Money Market Portfolio	none	none	none	none	none
VIP Investment Grade Bond Portfolio	none	none	none	none	none
VIP Investment Grade Bond II Portfolio	none	none	none	none	none

Dollar range of fund shares as of June 30, 2023	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
Variable Insurance Products Fund V (continued)
VIP Investor Freedom 2005 Portfolio	none	none	none	none	none
VIP Investor Freedom 2010 Portfolio	none	none	none	none	none
VIP Investor Freedom 2015 Portfolio	none	none	none	none	none
VIP Investor Freedom 2020 Portfolio	none	none	none	none	none
VIP Investor Freedom 2025 Portfolio	none	none	none	none	none
VIP Investor Freedom 2030 Portfolio	none	none	none	none	none
VIP Investor Freedom 2035 Portfolio	none	none	none	none	none
VIP Investor Freedom 2040 Portfolio	none	none	none	none	none
VIP Investor Freedom 2045 Portfolio	none	none	none	none	none
VIP Investor Freedom 2050 Portfolio	none	none	none	none	none
VIP Investor Freedom Income Portfolio	none	none	none	none	none
VIP Strategic Income Portfolio	none	none	none	none	none
VIP Target Volatility Portfolio	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over 100,000	over $100,000	over $100,000	over $100,000	none

As of June 30, 2023, because of the following Funds’ total outstanding shares that were held by FMR and/or another entity or entities of which FMR LLC is the ultimate parent, Abigail P. Johnson may be deemed to be a beneficial owner of these shares by virtue of her ownership interest in FMR LLC.

Fund	Ownership % By FMR and/or another entity or entities of which FMR LLC is the ultimate parent
Fidelity Variable Insurance Products Fund V
VIP Freedom 2055 Portfolio	5.87
VIP Freedom 2060 Portfolio	3.98
VIP Freedom 2065 Portfolio	42.13
VIP FundsManager 30% Portfolio	48.96
VIP FundsManager 40% Portfolio	42.76
VIP Investor Freedom 2035 Portfolio	26.92
VIP Investor Freedom 2040 Portfolio	39.75
VIP Investor Freedom 2045 Portfolio	87.32
VIP Investor Freedom 2050 Portfolio	74.36

APPENDIX I

The following table sets forth information describing the compensation of each Trustee and member of the Advisory Board for his or her services, for the fiscal year ended December 31, 2022. Abigail P.Johnson, Jennifer Toolin McAuliffe, and Christine J. Thompson are interested persons and are compensated by Fidelity.

Compensation Table

Aggregate Compensation From A Fund	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
Variable Insurance Products Fund V
VIP Asset Manager: Growth Portfolio	$71	$22	$63	$62	$71
VIP Asset Manager Portfolio	$307	$94	$274	$270	$308
VIP Bond Index Portfolio	$197	$62	$176	$174	$198
VIP Freedom 2005 Portfolio	$4	$1	$3	$3	$4
VIP Freedom 2010 Portfolio	$95	$29	$85	$84	$95
VIP Freedom 2015 Portfolio	$22	$6	$20	$20	$22
VIP Freedom 2020 Portfolio	$190	$57	$169	$167	$190
VIP Freedom 2025 Portfolio	$102	$32	$91	$89	$102
VIP Freedom 2030 Portfolio	$180	$57	$161	$159	$181
VIP Freedom 2035 Portfolio	$61	$20	$55	$54	$62
VIP Freedom 2040 Portfolio	$58	$19	$51	$51	$58
VIP Freedom 2045 Portfolio	$30	$10	$27	$27	$30
VIP Freedom 2050 Portfolio	$27	$9	$24	$24	$27
VIP Freedom 2055 Portfolio	$2	$1	$2	$2	$2
VIP Freedom 2060 Portfolio	$3	$1	$2	$2	$3
VIP Freedom 2065 Portfolio	$1	$0	$1	$1	$1
VIP Freedom Income Portfolio	$20	$6	$18	$18	$20
VIP Freedom Lifetime Income I Portfolio	$3	$1	$3	$3	$3
VIP Freedom Lifetime Income II Portfolio	$9	$3	$8	$8	$9
VIP Freedom Lifetime Income III Portfolio	$9	$3	$8	$8	$9
VIP FundsManager 20% Portfolio	$266	$83	$237	$234	$267
VIP FundsManager 30% Portfolio[1]	$—	$—	$—	$—	$—
VIP FundsManager 40% Portfolio[2]	$—	$—	$—	$—	$—
VIP FundsManager 50% Portfolio	$1,533	$466	$1,368	$1,351	$1,539
VIP FundsManager 60% Portfolio	$1,868	$577	$1,667	$1,646	$1,876
VIP FundsManager 70% Portfolio	$583	$183	$520	$514	$585
VIP FundsManager 85% Portfolio	$214	$67	$191	$188	$215
I-1

Aggregate Compensation From A Fund	Elizabeth S. Acton	Laura M. Bishop	Ann E. Dunwoody	John Engler	Robert F. Gartland
Variable Insurance Products Fund V (continued)
VIP Government Money Market Portfolio	$1,758	$625	$1,570	$1,549	$1,763
VIP Investment Grade Bond Portfolio	$1,321	$366	$1,179	$1,165	$1,329
VIP Investment Grade Bond II Portfolio	$780	$444	$696	$684	$768
VIP Investor Freedom 2005 Portfolio	$8	$2	$7	$7	$8
VIP Investor Freedom 2010 Portfolio	$21	$6	$19	$19	$21
VIP Investor Freedom 2015 Portfolio	$32	$10	$29	$29	$33
VIP Investor Freedom 2020 Portfolio	$63	$19	$57	$56	$64
VIP Investor Freedom 2025 Portfolio	$80	$24	$71	$70	$80
VIP Investor Freedom 2030 Portfolio	$108	$33	$96	$95	$108
VIP Investor Freedom 2035 Portfolio[3]	$—	$—	$—	$—	$—
VIP Investor Freedom 2040 Portfolio[4]	$—	$—	$—	$—	$—
VIP Investor Freedom 2045 Portfolio[5]	$—	$—	$—	$—	$—
VIP Investor Freedom 2050 Portfolio[6]	$—	$—	$—	$—	$—
VIP Investor Freedom Income Portfolio	$26	$8	$23	$23	$26
VIP Strategic Income Portfolio	$446	$139	$398	$393	$448
VIP Target Volatility Portfolio	$68	$21	$61	$60	$68
I-2

Aggregate Compensation From A Fund	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
Variable Insurance Products Fund V
VIP Asset Manager: Growth Portfolio	$63	$62	$77	$62	$—
VIP Asset Manager Portfolio	$274	$269	$334	$271	$—
VIP Bond Index Portfolio	$176	$173	$215	$174	$—
VIP Freedom 2005 Portfolio	$3	$3	$4	$3	$—
VIP Freedom 2010 Portfolio	$85	$83	$103	$84	$—
VIP Freedom 2015 Portfolio	$20	$20	$24	$20	$—
VIP Freedom 2020 Portfolio	$169	$166	$206	$168	$—
VIP Freedom 2025 Portfolio	$91	$89	$111	$90	$—
VIP Freedom 2030 Portfolio	$161	$158	$196	$159	$—
VIP Freedom 2035 Portfolio	$55	$54	$67	$54	$—
VIP Freedom 2040 Portfolio	$51	$50	$63	$51	$—
VIP Freedom 2045 Portfolio	$27	$26	$33	$27	$—
VIP Freedom 2050 Portfolio	$24	$24	$29	$24	$—
VIP Freedom 2055 Portfolio	$2	$2	$2	$2	$—
VIP Freedom 2060 Portfolio	$2	$2	$3	$2	$—
VIP Freedom 2065 Portfolio	$1	$1	$1	$1	$—
VIP Freedom Income Portfolio	$18	$18	$22	$18	$—
VIP Freedom Lifetime Income I Portfolio	$3	$3	$3	$3	$—
VIP Freedom Lifetime Income II Portfolio	$8	$8	$9	$8	$—
VIP Freedom Lifetime Income III Portfolio	$8	$8	$10	$8	$—
VIP FundsManager 20% Portfolio	$237	$233	$289	$235	$—
VIP FundsManager 30% Portfolio[1]	$—	$—	$—	$—	$—
VIP FundsManager 40% Portfolio[2]	$—	$—	$—	$—	$—
VIP FundsManager 50% Portfolio	$1,368	$1,343	$1,670	$1,355	$—
VIP FundsManager 60% Portfolio	$1,667	$1,636	$2,034	$1,651	$—
VIP FundsManager 70% Portfolio	$520	$510	$635	$515	$—
VIP FundsManager 85% Portfolio	$191	$187	$233	$189	$—
VIP Government Money Market Portfolio	$1,570	$1,535	$1,910	$1,553	$—
VIP Investment Grade Bond Portfolio	$1,179	$1,160	$1,442	$1,169	$—
VIP Investment Grade Bond II Portfolio	$696	$672	$828	$684	$—
VIP Investor Freedom 2005 Portfolio	$7	$7	$9	$7	$—
VIP Investor Freedom 2010 Portfolio	$19	$19	$23	$19	$—
VIP Investor Freedom 2015 Portfolio	$29	$28	$35	$29	$—
I-3

Aggregate Compensation From A Fund	Robert W. Helm	Arthur E. Johnson	Michael E. Kenneally	Mark A. Murray	Carol J. Zierhoffer
Variable Insurance Products Fund V (continued)
VIP Investor Freedom 2020 Portfolio	$57	$56	$69	$56	$—
VIP Investor Freedom 2025 Portfolio	$71	$70	$87	$70	$—
VIP Investor Freedom 2030 Portfolio	$96	$94	$117	$95	$—
VIP Investor Freedom 2035 Portfolio[3]	$—	$—	$—	$—	$—
VIP Investor Freedom 2040 Portfolio[4]	$—	$—	$—	$—	$—
VIP Investor Freedom 2045 Portfolio[5]	$—	$—	$—	$—	$—
VIP Investor Freedom 2050 Portfolio[6]	$—	$—	$—	$—	$—
VIP Investor Freedom Income Portfolio	$23	$23	$28	$23	$—
VIP Strategic Income Portfolio	$398	$391	$486	$395	$—
VIP Target Volatility Portfolio	$61	$60	$74	$60	$—

1 VIP FundsManager 30% Portfolio commenced operations on April 13, 2023.

2 VIP FundsManager 40% Portfolio commenced operations on May 1, 2023.

3 VIP Investor Freedom 2035 Portfolio commenced operations on May 1, 2023.

4 VIP Investor Freedom 2040 Portfolio commenced operations on May 1, 2023.

5 VIP Investor Freedom 2045 Portfolio commenced operations on May 1, 2023.

6 VIP Investor Freedom 2050 Portfolio commenced operations on May 1, 2023.

I-4

APPENDIX J

Fees billed by PwC or Deloitte Entities in each of the last two fiscal years for services rendered to each fund are shown in the table below. Appendix A identifies the independent registered public accounting firm for each fund.

December 31, 2022 FeesA,B

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
VIP Asset Manager: Growth Portfolio	$32,900	$—	$6,900	$800
VIP Asset Manager Portfolio	$33,600	$—	$11,300	$900
VIP Bond Index Portfolio	$69,000	$—	$9,200	$1,600
VIP Freedom 2005 Portfolio	$17,700	$—	$6,900	$500
VIP Freedom 2010 Portfolio	$17,700	$—	$6,900	$500
VIP Freedom 2015 Portfolio	$17,700	$—	$6,900	$500
VIP Freedom 2020 Portfolio	$17,700	$—	$6,900	$500
VIP Freedom 2025 Portfolio	$17,700	$—	$6,900	$500
VIP Freedom 2030 Portfolio	$17,700	$—	$6,900	$500
VIP Freedom 2035 Portfolio	$17,700	$—	$6,900	$500
VIP Freedom 2040 Portfolio	$17,700	$—	$6,900	$500
VIP Freedom 2045 Portfolio	$17,700	$—	$6,900	$500
VIP Freedom 2050 Portfolio	$17,700	$—	$6,900	$500
VIP Freedom 2055 Portfolio	$17,700	$—	$7,000	$500
VIP Freedom 2060 Portfolio	$17,700	$—	$7,000	$500
VIP Freedom 2065 Portfolio	$17,700	$—	$7,000	$500
VIP Freedom Income Portfolio	$17,700	$—	$6,900	$500
VIP Freedom Lifetime Income I Portfolio	$15,500	$—	$6,900	$400
VIP Freedom Lifetime Income II Portfolio	$15,500	$—	$6,900	$400
VIP Freedom Lifetime Income III Portfolio	$15,500	$—	$6,900	$400
VIP FundsManager 20% Portfolio	$29,400	$2,100	$6,900	$900
VIP FundsManager 30% Portfolio	$—	$—	$—	$—
VIP FundsManager 40% Portfolio	$—	$—	$—	$—
VIP FundsManager 50% Portfolio	$29,400	$2,100	$6,200	$900
VIP FundsManager 60% Portfolio	$29,400	$2,100	$6,200	$900
VIP FundsManager 70% Portfolio	$29,400	$2,100	$6,200	$900
VIP FundsManager 85% Portfolio	$29,400	$2,100	$6,200	$900
VIP Government Money Market Portfolio	$40,700	$3,100	$2,000	$1,400
VIP Investment Grade Bond Portfolio	$37,600	$—	$9,100	$900
VIP Investment Grade Bond Portfolio II	$30,900	$—	$9,200	$500
VIP Investor Freedom 2005 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom 2010 Portfolio	$14,800	$1,500	$5,400	$600
J-1

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
VIP Investor Freedom 2015 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom 2020 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom 2025 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom 2030 Portfolio	$14,800	$1,500	$5,400	$600
VIP Investor Freedom 2035 Portfolio	$—	$—	$—	$—
VIP Investor Freedom 2040 Portfolio	$—	$—	$—	$—
VIP Investor Freedom 2045 Portfolio	$—	$—	$—	$—
VIP Investor Freedom 2050 Portfolio	$—	$—	$—	$—
VIP Investor Freedom Income Portfolio	$14,800	$1,500	$5,400	$600
VIP Strategic Income Portfolio	$88,400	$7,100	$10,100	$3,200
VIP Target Volatility Portfolio	$31,100	$2,300	$6,600	$1,000

December 31, 2021 FeesA,B

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
VIP Asset Manager: Growth Portfolio	$32,100	$—	$7,200	$800
VIP Asset Manager Portfolio	$32,700	$—	$11,400	$900
VIP Bond Index Portfolio	$67,200	$—	$9,400	$1,500
VIP Freedom 2005 Portfolio	$17,200	$—	$6,900	$500
VIP Freedom 2010 Portfolio	$17,200	$—	$6,700	$500
VIP Freedom 2015 Portfolio	$17,200	$—	$6,700	$500
VIP Freedom 2020 Portfolio	$17,200	$—	$6,700	$500
VIP Freedom 2025 Portfolio	$17,200	$—	$6,700	$500
VIP Freedom 2030 Portfolio	$17,200	$—	$6,700	$500
VIP Freedom 2035 Portfolio	$17,200	$—	$6,700	$500
VIP Freedom 2040 Portfolio	$17,200	$—	$6,700	$500
VIP Freedom 2045 Portfolio	$17,200	$—	$6,700	$500
VIP Freedom 2050 Portfolio	$17,200	$—	$6,700	$500
VIP Freedom 2055 Portfolio	$17,300	$—	$7,000	$500
VIP Freedom 2060 Portfolio	$18,400	$—	$6,800	$500
VIP Freedom 2065 Portfolio	$17,300	$—	$7,000	$500
VIP Freedom Income Portfolio	$17,200	$—	$6,700	$500
VIP Freedom Lifetime Income I Portfolio	$15,100	$—	$6,900	$400
VIP Freedom Lifetime Income II Portfolio	$15,100	$—	$6,900	$400
VIP Freedom Lifetime Income III Portfolio	$15,100	$—	$6,900	$400
VIP FundsManager 20% Portfolio	$28,700	$2,300	$6,000	$1,000
VIP FundsManager 30% Portfolio	$—	$—	$—	$—
J-2

	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
VIP FundsManager 40% Portfolio	$—	$—	$—	$—
VIP FundsManager 50% Portfolio	$28,700	$2,300	$6,000	$1,000
VIP FundsManager 60% Portfolio	$28,700	$2,300	$6,000	$1,000
VIP FundsManager 70% Portfolio	$28,700	$2,300	$6,000	$1,000
VIP FundsManager 85% Portfolio	$28,700	$2,300	$6,000	$1,000
VIP Government Money Market Portfolio	$39,700	$3,300	$1,900	$1,400
VIP Investment Grade Bond Portfolio	$35,300	$—	$9,100	$900
VIP Investment Grade Bond Portfolio II	$—	$—	$—	$—
VIP Investor Freedom 2005 Portfolio	$14,400	$1,600	$5,200	$700
VIP Investor Freedom 2010 Portfolio	$14,400	$1,600	$5,200	$700
VIP Investor Freedom 2015 Portfolio	$14,400	$1,600	$5,200	$700
VIP Investor Freedom 2020 Portfolio	$14,400	$1,600	$5,200	$700
VIP Investor Freedom 2025 Portfolio	$14,400	$1,600	$5,200	$700
VIP Investor Freedom 2030 Portfolio	$14,400	$1,600	$5,200	$700
VIP Investor Freedom 2035 Portfolio	$—	$—	$—	$—
VIP Investor Freedom 2040 Portfolio	$—	$—	$—	$—
VIP Investor Freedom 2045 Portfolio	$—	$—	$—	$—
VIP Investor Freedom 2050 Portfolio	$—	$—	$—	$—
VIP Investor Freedom Income Portfolio	$14,400	$1,600	$5,200	$700
VIP Strategic Income Portfolio	$88,400	$7,600	$10,800	$3,300
VIP Target Volatility Portfolio	$25,300	$2,400	$5,400	$1,100

A Amounts may reflect rounding.

B VIP FundsManager 30%, VIP FundsManager 40%, VIP Investor Freedom 2035 Portfolio, VIP Investor Freedom 2040 Portfolio, VIP Investor Freedom 2045 Portfolio, and VIP Investor 2050 Portfolio commenced operations on May 1, 2023.

J-3

Appendix K

Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

December 31, 2022A

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$7,914,600	$1,000	$—

December 31, 2021

	Audit-Related Fees	Tax Fees	All Other Fees
Deloitte Entities	$—	$—	$—
PwC	$8,522,600	$354,200	$—

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

K-1

Appendix L

Aggregate non-audit fees billed by PwC or Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA
Variable Insurance Products Fund V
Deloitte Entities	December 31, 2022	$633,800
Deloitte Entities	December 31, 2021	$686,400
PwC	December 31, 2022	$13,019,000
PwC	December 31, 2021	$14,255,700
L-1

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. ©2023 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9910176.100	FIAAV23-PXS-0823

P.O. BOX 28015
ALBUQUERQUE, NM 87125-8015

Vote this proxy card TODAY!
Your prompt response will save the expense of additional mailings.

Vote by Mail!

MAIL: Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V20109-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matter.
IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.
As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To elect a Board of Trustees

01) Abigail P. Johnson
02) Jennifer Toolin McAuliffe
03) Christine J. Thompson
04) Elizabeth S. Acton
05) Laura M. Bishop
06) Ann E. Dunwoody
07) John Engler
08) Robert F. Gartland
09) Robert W. Helm
10) Arthur E. Johnson
11) Michael E. Kenneally
12) Mark A. Murray
13) Carol J. Zierhoffer

☐ **FOR ALL** ☐ **WITHHOLD ALL** ☐ **FOR ALL EXCEPT**

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line above.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Signature(s) (Title(s), if applicable) ***(Sign in the Box)***

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

V20110-TBD

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Elizabeth S. Acton, and David J. Carter, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held virtually on October 18, 2023 at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

**CONTINUED AND TO BE SIGNED
ON REVERSE SIDE**